UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Vical Incorporated

(Name of Registrant as Specified In Its Charter)

N/A

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VICAL INCORPORATED

10390 Pacific Center Court

San Diego, CA 92121

(858) 646-1100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 23, 2007

TO THE STOCKHOLDERS OF VICAL INCORPORATED:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vical Incorporated, a Delaware corporation (the “Company”), will be held on Wednesday, May 23, 2007, at 9 a.m. Pacific Time at Country Inn and Suites, 5975 Lusk Blvd., San Diego, CA 92121 for the following purposes:

1.	To elect two Class III directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are elected;

2.	To amend the Company’s Amended and Restated Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 1,000,000 shares;

3.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2007; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 30, 2007, as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Jill M. Church

Vice President, Chief Financial Officer and Secretary

San Diego, California

April 20, 2007

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER AGENT AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

VICAL INCORPORATED

10390 Pacific Center Court

San Diego, CA 92121

(858) 646-1100

PROXY STATEMENT

FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2007

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Vical Incorporated (sometimes referred to as the “Company” or “Vical”) is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail this proxy statement and accompanying proxy card on or about April 20, 2007, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 30, 2007, will be entitled to vote at the Annual Meeting. On this record date, there were 39,188,536 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on March 30, 2007, your shares were registered directly in your name with Vical’s transfer agent, Mellon Investor Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on March 30, 2007, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

➢	Election of two Class III directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are elected;

➢	Amendment of the Company’s Amended and Restated Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 1,000,000 shares; and

➢	Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2007.

How do I vote?

You may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote from any or all of the nominees. For each of the other matters to be voted on, you may vote “For” or “Against” or “Abstain” from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

➢	To vote in person, come to the Annual Meeting, where a ballot will be made available to you.

➢

To vote using the enclosed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Vical. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

➢

A number of brokers, banks and other agents are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker, bank or other agent participating in the ADP Investor Communications Services program or another similar program, you may grant a proxy to vote those shares telephonically or via the Internet by following the instructions shown on the instruction form received from your broker, bank or other agent.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on March 30, 2007.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the nominees to the Board of Directors and “For” all the other proposals presented in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees or, at our request, Georgeson Inc. may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but Georgeson Inc. will be paid its customary fee, estimated to be about $8,500 plus reimbursement of expenses, if it renders solicitation services for us. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

➢	You may submit another properly completed proxy card with a later date;

➢	You may send a written notice that you are revoking your proxy to Vical’s Secretary at 10390 Pacific Center Court, San Diego, CA 92121; or

➢	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 21, 2007, to Vical’s Secretary at 10390 Pacific Center Court, San Diego, CA 92121. If you wish to submit a proposal that is not to be included in next year’s proxy materials, you generally must do so not less than 50 days nor more than 75 days prior to the date of our 2008 Annual Meeting of Stockholders in order for the proposal to be considered at the meeting. If you wish to submit a director nomination for consideration at our 2008 Annual Meeting of Stockholders, you generally must do so not less than 120 days prior to the date of the meeting. You are also advised to review the Company’s Bylaws, which you may request in writing from the Company’s Secretary at the address above and which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” votes; “Against” and “Abstain” votes (with respect to proposals other than the election of directors); and broker non-votes. “Abstain” votes will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for Proposals 1, 2, and 3.

If your shares are held by your broker as your agent (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

➢

For Proposal 1, the election of two Class III directors, the eligible nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

➢

To be approved, Proposal 2, the amendment of the Company’s Amended and Restated Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 1,000,000 shares, must receive a “For” vote from the majority of shares voted either in person or by proxy. An “Abstain” vote will have the same effect as an “Against” vote. Broker non-votes will have no effect.

➢

To be approved, Proposal 3, the ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent auditors for its fiscal year ending December 31, 2007, must receive a “For” vote from the majority of shares voted either in person or by proxy. An “Abstain” vote will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. At the close of business on the record date, there were 39,188,536 shares outstanding and entitled to vote. Thus 19,594,268 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of 2007.

PROPOSAL 1

ELECTION OF DIRECTORS

We have three classes of directors serving staggered three-year terms. Our Board is presently composed of five directors. Class I and Class III currently consist of two directors and Class II currently consists of one director. Two Class III directors are to be elected at the Annual Meeting to serve until our 2010 Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified or until their earlier resignation, removal from office, death or incapacity. The terms of the Class I and Class II directors expire at our 2008 and 2009 Annual Meetings of Stockholders, respectively.

The nominees for Class III directors are Robert H. Campbell and Gary A. Lyons. They are currently directors of Vical, have been nominated for election by the Board based on the recommendation of the Nominating/Governance Committee of our Board of Directors, and were previously elected as directors by the stockholders. It is our policy to encourage all directors to attend the Annual Meeting. All of our directors attended our 2006 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. The nominees receiving the highest number of affirmative votes of the shares represented and entitled to vote at the meeting will be elected directors of Vical. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above. Shares represented by the enclosed proxy cannot be voted for a greater number of persons than the number of nominees named. In the event that a nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as our Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and our management has no reason to believe that either nominee will be unavailable for election.

The Board of Directors Recommends a Vote FOR the Election of the Named Nominees.

Set forth below is biographical information as of March 1, 2007, for the nominees and each person whose term of office as a director will continue after the Annual Meeting. There are no family relationships among our executive officers or directors.

Name	Age	Position(s) Held with Vical	Director Since
Robert H. Campbell	69	Director	December 2003
R. Gordon Douglas, M.D.	72	Chairman of the Board	May 1999
Gary A. Lyons	55	Director	March 1997
Robert C. Merton, Ph.D.	62	Director	March 2002
Vijay B. Samant	54	Director, President and Chief Executive Officer	November 2000

Nominees for Election for a Three-Year Term Expiring at the 2010 Annual Meeting

Robert H. Campbell held various positions with Sunoco, Inc., a publicly traded petroleum refiner and chemicals manufacturer, for 40 years through June 2000, including President, Chief Executive Officer and Chairman of the Board. In 1999, while Mr. Campbell was Chairman of Sunoco, the company won the “Board Excellence Award” from Spencer Stuart and the Wharton School of Business of the University of Pennsylvania. In 2001, Mr. Campbell was named one of “Corporate America’s Outstanding Directors” by the editors of “Corporate Alert.” In addition, he was invited to testify as an expert on corporate governance issues in May 2002, before the U.S. Senate Permanent Subcommittee on Investigations in the hearings on Enron Corp. and Arthur Andersen LLP. Mr. Campbell serves as a member of the board of directors of CIGNA Corporation, an employee benefits company, Hershey Foods Corp., a consumer food products manufacturer and distributor, and The Pew Charitable Trusts, a charitable foundation. Mr. Campbell also serves as a director of the Robert H. Campbell and

Nancy W. Campbell Foundation, a vehicle to contribute to charitable causes. Mr. Campbell received a bachelor’s degree in chemical engineering with honors from Princeton University, a master’s degree in chemical engineering from Carnegie Mellon University and a master’s degree in management through the Sloan Fellows program at the Massachusetts Institute of Technology.

Gary A. Lyons has been President, Chief Executive Officer and Director of Neurocrine Biosciences, Inc., a biopharmaceutical company, since 1993. From 1983 to 1993, Mr. Lyons held various executive positions at Genentech, Inc., a biotechnology company, including Vice President of Business Development, Vice President of Sales, and Director of Sales and Marketing. From 1973 to 1983, Mr. Lyons worked with American Critical Care, a division of American Hospital Supply Corporation, serving as Director of Sales from 1980 to 1983. He is also a director of Neurocrine Biosciences, Inc. and Rigel, Inc., publicly held biotechnology companies. Mr. Lyons holds a bachelor’s degree in marine biology from the University of New Hampshire and an M.B.A. degree from Northwestern University, JL Kellogg Graduate School of Management.

Directors Continuing in Office Until the 2008 Annual Meeting

Robert C. Merton, Ph.D., has been a professor at the Harvard Business School since 1988, and is currently the John and Natty McArthur University Professor. Prior to his positions at Harvard, he served on the finance faculty of Massachusetts Institute of Technology’s Sloan School of Management from 1970 until 1988. Dr. Merton received the Alfred Nobel Memorial Prize in Economic Sciences in 1997 for a new method to determine the value of derivatives. Dr. Merton is past President of the American Finance Association and a member of the National Academy of Sciences. He is a director of the funds managed by Dimensional Fund Advisors, one of our stockholders. Dr. Merton is also a director and the Chief Science Officer of Trinsum Group, created in 2007 by a merger of Marakon Associates and Integrated Finance Limited, a specialized investment bank he co-founded in 2002, and a director of MF Risk, Inc., a financial risk corporation, Community First Financial Group and Peninsula Banking Group. He serves on advisory boards of several companies and institutions. Some of Dr. Merton’s other financial and accounting experience includes serving as a Senior Advisor to and Managing Director of JP Morgan Chase & Co. from 1999 to 2001, and a co-founder and principal of Long-Term Capital Management, L.P. He has received numerous academic awards and has lectured widely. Dr. Merton holds a bachelor’s degree from Columbia University, an M.S. degree in applied mathematics from the California Institute of Technology, and a Ph.D. degree in economics from the Massachusetts Institute of Technology. In addition, Dr. Merton holds numerous honorary degrees.

Vijay B. Samant has been President and Chief Executive Officer of Vical since he joined us in November 2000. Previously, he held various positions at Merck & Co., Inc. (“Merck”) from 1977 to 2000. From 1998 to 2000, he was Chief Operating Officer of the Merck Vaccine Division. From 1990 to 1998, he served in the Merck Manufacturing Division as Vice President of Vaccine Operations, Vice President of Business Affairs and Executive Director of Materials Management. From 1977 to 1990, Mr. Samant held a variety of positions of increasing responsibility in manufacturing, process engineering, production planning and control, business development and loss prevention in several Merck operating divisions. Mr. Samant holds a bachelor’s degree in chemical engineering from the University of Bombay, India, an M.S. degree in chemical engineering from Columbia University and an M.B.A. degree from the Sloan School of Management at the Massachusetts Institute of Technology. Mr. Samant is a director of the Aeras Global TB Vaccine Foundation, a not-for-profit organization working to develop tuberculosis vaccines, serves on the Project Management Subcommittee of the International AIDS Vaccine Initiative (“IAVI”) and is on the Board of Trustees of the National Foundation for Infectious Diseases.

Director Continuing in Office Until the 2009 Annual Meeting

R. Gordon Douglas, M.D., is an Adjunct Professor of Medicine at Cornell University Medical College. Dr. Douglas retired in April 1999 from Merck, where he had been President of the Merck Vaccine Division since 1991 and a member of the Merck Management Committee. Prior to joining Merck in 1989, Dr. Douglas was a physician and academician. His teaching and administrative affiliations included Baylor College of Medicine, University of Rochester School of Medicine, and Cornell University Medical College. His medical practice included affiliations with The New York Hospital, Memorial Sloan-Kettering Cancer Center, The Rockefeller University Hospital and North Shore University Hospital. Dr. Douglas has served as a visiting professor at a number of medical schools and as a consultant to several pharmaceutical and biomedical companies. He also served on the board of directors of the IAVI and is currently a member of the board of directors of Advancis Pharmaceutical Corporation, EluSys Therapeutics, Inc., IOMAI Corporation and VaxInnate Corporation, all biotechnology or biopharmaceutical companies. In addition, Dr. Douglas is the Chairman of the Aeras Global TB Vaccine Foundation and was formerly Director of Strategic Planning at the National Institutes of Health, Dale and Betty Bumpers Vaccine Research Center. He holds a bachelor’s degree from Princeton University and an M.D. degree from Cornell University Medical College. Dr. Douglas received his medical staff training at The New York Hospital and Johns Hopkins Hospital and is Board Certified in Internal Medicine. He is a member of the Institute of Medicine, the Association of American Physicians, the Infectious Diseases Society of America and numerous other organizations.

CORPORATE GOVERNANCE AND BOARD AND COMMITTEE MATTERS

Independence of the Board of Directors

Under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board of Directors consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent auditors, our Board of Directors has affirmatively determined that all of our directors, except for Mr. Samant, our President and Chief Executive Officer, are independent directors within the meaning of the applicable Nasdaq listing standards.

See also “Certain Relationships and Related Transactions” below.

Corporate Governance Guidelines

We are committed to having sound corporate governance principles. Our Board of Directors has adopted Corporate Governance Guidelines to provide assistance to the Board in managing Board composition, representation, function and performance. The Corporate Governance Guidelines are attached as an exhibit to the charter of our Nominating/Governance Committee, which is available on our website at www.vical.com.

Executive Sessions

As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Stockholder Communications with the Board of Directors

Our Board of Directors has adopted a formal process for stockholder communications with the Board or individual directors. Information regarding this process is available on our website at www.vical.com.

Committees of the Board of Directors

During the fiscal year ended December 31, 2006, our Board of Directors had three standing committees: an Audit Committee, a Compensation Committee, and a Nominating/Governance Committee. The Audit

Committee, Compensation Committee and Nominating/Governance Committee each operate under a written charter adopted by our Board, all of which are available on our website at www.vical.com.

The following table provides membership and meeting information for the fiscal year ended December 31, 2006, for each of the committees:

Name	Audit		Compensation		Nominating/ Governance
Robert H. Campbell			X	*	X
R. Gordon Douglas, M.D.	X		X		X
Gary A. Lyons	X		X		X	*
Robert C. Merton, Ph.D.	X	*

Total meetings held in fiscal year 2006	8		3		1

*	Chairperson

Each director attended at least 75% in the aggregate of the meetings of the committees on which he served during the fiscal year ended December 31, 2006.

Below is a description of each committee of our Board of Directors. Our Board has determined that each committee member is independent within the meaning of applicable Nasdaq listing standards.

Audit Committee

Our Board of Directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee oversees our corporate accounting and financial reporting processes, our systems of internal control over financial reporting, and audits of our financial statements. Among other functions, the Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; engages the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; confers with senior management and the independent auditors regarding the adequacy and effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on our audit engagement team as required by law; reviews annually the Audit Committee’s written charter and the committee’s performance; reviews the financial statements to be included in our Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results in our quarterly financial statements. The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

Our Board of Directors has determined that Robert C. Merton, Ph.D. qualifies as an “audit committee financial expert,” as defined in applicable Securities and Exchange Commission (“SEC”) rules. In making such determination, the Board made a qualitative assessment of Dr. Merton’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The report of the Audit Committee is included herein on page 32.

Compensation Committee

The Compensation Committee oversees our overall compensation strategy and related policies, plans and programs. Among other functions, the Compensation Committee determines and approves the compensation and other terms of employment of our Chief Executive Officer; determines and approves the compensation and other terms of employment of our other executive officers, as appropriate; reviews and recommends to the Board the type and amount of compensation to be paid to Board members; recommends to the Board the adoption, amendment and termination of our Amended and Restated Stock Incentive Plan (the “Stock Incentive Plan”) and 1992 Directors’ Stock Option Plan (the “Directors’ Stock Plan”); administers the Stock Incentive Plan and the Directors’ Stock Plan; and reviews and establishes appropriate insurance coverage for our directors and executive officers. The Compensation Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Committee has broad power to form and delegate its authority to subcommittees pursuant to its charter. The Committee has delegated authority to The President’s Stock Option Committee, which was established by our Board of Directors, to make initial equity grants within certain parameters, beyond which Compensation Committee approval is required.

The report of the Compensation Committee is included herein on page 16.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our Board of Directors consisted of Mr. Campbell, Dr. Douglas and Mr. Lyons during the fiscal year ended December 31, 2006. No member of the Compensation Committee was at any time during or prior to the fiscal year ended December 31, 2006, an officer or employee of Vical. No interlocking relationship existed between Mr. Campbell, Dr. Douglas or Mr. Lyons and any member of any other company’s board of directors, board of trustees or Compensation Committee during that period.

Nominating/Governance Committee

The Nominating/Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve on our Board of Directors, reviewing and evaluating our incumbent directors and the performance of our Board; recommending to our Board for selection candidates for election to our Board of Directors; making recommendations to the Board regarding the membership of the committees of our Board; assessing the performance of our Board, including its committees; and developing a set of corporate governance guidelines for Vical.

Consideration of Director Nominees

Director Qualifications

The Nominating/Governance Committee believes that candidates for director should have certain minimum qualifications, including having the highest personal integrity and ethics and being able to read and understand basic financial statements. The Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Vical, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of stockholders. However, the Committee retains the right to modify these qualifications from time to time.

Evaluating Nominees for Director

The Nominating/Governance Committee reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Vical, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating/Governance Committee reviews such directors’ overall service to Vical during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Committee also determines whether the nominee must be independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, neither the Nominating/Governance Committee nor any predecessor to the Committee has paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, neither the Nominating/Governance Committee nor any predecessor to the Committee has rejected a timely director nominee from a stockholder, or stockholders, holding more than 5% of our voting stock.

Stockholder Nominations

The Nominating/Governance Committee will consider director candidates recommended by stockholders. The Nominating/Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating/Governance Committee to become nominees for election to the Board at an Annual Meeting of Stockholders must do so by delivering at least 120 days prior to the anniversary date of the mailing of our proxy statement for our last Annual Meeting of Stockholders a written recommendation to the Nominating/Governance Committee c/o Vical Incorporated, 10390 Pacific Center Court, San Diego, CA 92121, Attn: Secretary. Each submission must set forth: the name and address of the Vical stockholder on whose behalf the submission is made; the number of Vical shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Each submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Board Meetings

During the fiscal year ended December 31, 2006, our Board of Directors held six meetings. All directors attended at least 75% in the aggregate of the meetings of our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have adopted a Related-Person Transactions Policy to monitor transactions in which Vical and any of the following have an interest: a director, executive officer or other employee or a nominee to become a director of the Company; a security holder known by the Company to be the record or beneficial owner of more than 5% of any class of the Company’s voting securities; an “immediate family member” of any of the foregoing, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such person, and any person (other than a tenant or employee) sharing the household of such person; and any firm, corporation or other entity in which any of the foregoing persons is an executive, partner or principal or holds a similar control position or in which such person directly or indirectly has a 5% or greater equity interest (collectively, “Related Persons”). The policy covers any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company is, was or will be participants in which the amount involved exceeds $120,000 and in which any

Related Person had, has or will have a direct or indirect material interest (“Related-Person Transactions”). Transactions involving compensation for services provided to the Company as an employee, consultant or director are not considered Related-Person Transactions under this policy.

Under this policy, any proposed transaction that has been identified as a Related-Person Transaction may be consummated or materially amended only following approval by the Audit Committee in accordance with the provisions of this policy. In the event that it is inappropriate for the Audit Committee to review the transaction for reasons of conflict of interest or otherwise, after taking into account possible recusals by Audit Committee members, then the Related-Person Transaction shall be approved by another independent member of the Board. Our Related-Person Transaction Policy can be found in the Corporate Governance section posted on our website at www.vical.com.

There were no related person transactions since January 1, 2006 required to be reported pursuant to this item.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics, (“Code of Ethics”) applicable to all of our officers, directors and employees, which can be viewed on our website at www.vical.com. If we make any substantive amendments to our Code of Ethics or grant any waiver from a provision of the Code of Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The primary objectives of the Compensation Committee of our board of directors with respect to executive compensation are to attract, retain, and motivate the best possible executive talent. In doing so, the Committee seeks to tie short and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee has maintained, and expects to further implement, compensation plans that tie a substantial portion of executives’ overall compensation to our research, clinical, regulatory, commercial, and operational performance.

Management develops our compensation plans by utilizing publicly available compensation data from a peer group and by utilizing subscription compensation survey data for national and regional companies in the biopharmaceutical industry. The peer group, which is periodically reviewed and updated by the Compensation Committee, consists of representative companies against which the Compensation Committee believes Vical competes for executive talent. The individual companies included in our peer group include Arena Pharmaceuticals, Inc., AVANT Immunotherapeutics, Inc., Cell Genesys, Inc., Dendreon Corporation, GenVec, Inc, Geron Corporation, Introgen Therapeutics, Inc., Kosan Biosciences Incorporated, Maxygen, Inc., Novavax Inc. and Sangamo BioSciences, Inc.

We believe that the practices of the peer group of companies provide us with appropriate compensation benchmarks for base salary, cash bonuses and equity based awards, because these companies have similar organizational structures and tend to compete with us for executives. For benchmarking executive compensation, we typically review the compensation data we have collected from the peer group of companies, as well as compensation survey data obtained from subscription services.

Management engaged Setren, Smallberg & Associates, a compensation consultant, to help us update and analyze the comparable executive compensation data that we review. Their analysis included the benchmarking of base salary, bonuses and equity based awards, to the public compensation data available for our peer group as well as survey data available through subscription compensation services. This data is presented by the compensation consultant to the Compensation Committee as part of the annual review process.

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the 50th percentile of the range of salaries for executives in similar positions and with similar responsibilities in the companies represented in the compensation data we review.

We work within the frame work of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

•	the individual’s particular employment background and circumstances, including training and prior relevant work experience;

•	the individual’s role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;

•	performance goals and other expectations for the position;

•	comparison to other executives within our Company having similar levels of expertise and experience; and

•	uniqueness of industry skills.

The Compensation Committee has also implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the Company as a whole, each corporate department, and each individual employee. Annual corporate goals are proposed by management, reviewed, modified where appropriate and finally approved by the Board of Directors at the end of each calendar year for the following year. These corporate goals target the achievement of specific research, clinical, regulatory, and operational milestones. The achievement of the individual, department and corporate goals are measured based on a sliding scale. We typically expect the level of achievement of each goal to fall in the mid to upper end of the scale. The Compensation Committee believes that the corporate goals it established for 2006 were stretch goals, but achievable goals, set in a manner to motivate the Company’s executives and its employees.

Annual department and individual goals focus on contributions which facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Department goals are proposed by each department head and approved by the Chief Executive Officer. Individual goals are proposed by each employee and approved by his or her direct supervisor. The Chief Executive Officer approves the goals proposed by our other executive officers. The Chief Executive Officer’s goals are approved by the Compensation Committee and are based primarily on the Company’s corporate goals. Annual salary increases, annual bonuses, and annual stock based awards granted to our employees are tied to the achievement of these corporate, department and each individual’s performance goals.

We perform an interim assessment of the written goals in the third quarter of each calendar year to determine individual and department progress against the previously established goals. The individual and department goals may be modified or expanded at that time to account for significant changes in our operating strategy. During the fourth quarter of each calendar year, we evaluate individual, department, and corporate performance against the written goals for that year. Consistent with our compensation philosophy, each employee’s evaluation begins with a written self-assessment, which is submitted to the employee’s supervisor.

The supervisor then prepares a written evaluation based on the employee’s self-assessment, the supervisor’s own evaluation of the employee’s performance, and input from others within the Company.

This process leads to a recommendation by management of an acceptable range by pay grade for the adjustment of annual non-officer employee salary increases, annual stock based awards, and bonuses, if any, which is reviewed and approved by the Compensation Committee. After approving the acceptable ranges of compensation adjustments, the Compensation Committee approves a pool of stock and cash based awards, which management then allocates to individual employees based on the approved ranges by pay grade. Our executive officers, other than the Chief Executive Officer, submit their self-assessments to the Chief Executive Officer, who performs the individual evaluations and submits recommendations for approval to the Compensation Committee for salary increases, bonuses, and stock based awards. In the case of the Chief Executive Officer, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes, bonus, and stock based awards. For all employees, including our executive officers, annual base salary increases, annual stock based awards, and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year.

Compensation Components

The components of our compensation package are as follows:

Base Salary

Base salaries for our executives are established based on the scope of their responsibilities and their prior relevant background, training, and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, we believe that executive base salaries should generally target the 50th percentile of the range of salaries for executives in similar positions and with similar responsibilities in the companies of similar size to us represented in the compensation data we review. An executive’s base salary is also evaluated together with other components of the executive’s other compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy.

Base salaries are reviewed annually as part of our performance management program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. If necessary, we also realign base salaries with market levels for the same positions in the companies of similar size to us represented in the compensation data we review, if we identify significant market changes in our data analysis. Additionally, the Compensation Committee adjusts base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Bonus

Our compensation program includes eligibility for an annual performance-based cash bonus in the case of all executives and certain non-executive employees. The amount of the cash bonus depends on the level of achievement of the stated corporate, department, and individual performance goals, with a target bonus generally set as a percentage of base salary. Currently, all executives and certain non-executive employees are eligible for annual performance-based cash bonuses. The bonus amounts for our executive officers typically range between 20%-50% of their base salary. The payment of any bonus is at the discretion of the Compensation Committee.

Long-Term Incentives

We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executive officers in equity-based awards. Our Stock Incentive Plan allows the grant to executive officers of stock options, restricted stock, and other equity-based awards. We typically make an initial equity award of stock options to new employees and annual stock based grants as part of our overall compensation program. The cumulative amount of stock options granted as part of our annual performance review is approved by the Compensation Committee. All equity based awards granted to executive officers are approved by our Compensation Committee or our Board of Directors. Our current practice is to price equity based awards at the closing price of our common stock on the date the awards are granted.

Initial stock option awards. Executives who join us are awarded initial stock option grants. These grants have an exercise price equal to the fair market value of our common stock on the grant date and a vesting schedule of 25% on the first anniversary of the date of hire and quarterly thereafter for the next three years. The amount of the initial stock option award is determined based on the executive’s position with us and analysis of the competitive practices of the companies similar in size to us represented in the compensation data that we review. The amount of the initial stock option award is also reviewed in light of the executive’s base salary and other compensation to ensure that the executive’s total compensation is in line with our overall compensation philosophy.

Annual stock option awards. Our practice is to make annual stock option awards as part of our overall performance program or upon promotion. The Compensation Committee believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. We intend that the annual aggregate value of these awards will be set near competitive median levels for companies represented in the compensation data we review. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive’s compensation is conducted, including awards granted in prior periods, when determining annual equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives.

Restricted stock unit awards. We have made grants of Restricted Stock Units, or RSUs, to executive officers and certain non-executive employees to provide additional long-term incentive to build stockholder value. RSU awards are made in anticipation of contributions that will create value in the Company. Because the shares underlying the RSUs have a defined value at the time the RSU grant is made, RSU grants are often perceived as having more immediate value than stock options, which have a less calculable value when granted. However, the RSUs we grant generally cover fewer shares than the stock options we would grant for a similar purpose. RSUs granted prior to 2005 vested quarterly over a two year period. RSUs granted beginning in 2005 vest 25% on the first anniversary of the date of grant and quarterly thereafter for the next three years. Executive officers and non-executive employees have the option at the time of grant to defer the issuance of the shares underlying the RSUs beyond the date at which the RSU vests. This feature allows the individual to defer the payment of income taxes related to these shares until the shares underlying the RSU are issued. Upon vesting and issuance of the common stock underlying the RSU the Company typically withholds from each holder the number of shares of common stock necessary in order to satisfy our statutory minimum tax withholding obligation. This feature provides the holders with a method to satisfy our statutory minimum tax withholding obligations without immediately selling a portion of the shares issued.

Other Compensation

We maintain broad-based benefits and perquisites that are offered to all employees, including health insurance, life and disability insurance, dental insurance, and a 401(k) plan. In particular circumstances, we also utilize cash signing bonuses when certain executives join us. Generally, such cash signing bonuses are contractually required to be repaid on a pro-rata basis to the Company if the employee recipient voluntarily terminates employment with us prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof is determined on a case-by-case basis under the specific hiring circumstances. For example, we will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses, and/or to create additional incentive for an executive to join our Company in a position where there is high market demand. We also reimburse our Chief

Executive Officer for certain relocation costs, which in 2006 was capped at $50,000 per year. This benefit is utilized to offset a portion of his relocation costs associated with his pending move from his residence in Pennsylvania to our offices in San Diego, California. A majority of the reimbursement is used for temporary housing while he is in San Diego.

Termination Based Compensation

Severance. Upon termination of employment, our executive officers are entitled to receive severance payments. In determining whether to approve and setting the terms of such severance arrangements, the Compensation Committee recognizes that executives, especially highly ranked executives, often face challenges securing new employment following termination. Severance for termination, without cause, or for resignation for good reason, for executive officers, other than our Chief Executive Officer, includes the payment of six months of the executive’s current base salary. Our Chief Executive Officer’s employment agreement provides severance of 12 months of base salary plus an amount equal to any cash bonus paid in the prior year, if his employment is terminated without cause or if he resigns for good reason (as defined in the agreement). Additional details about these severance provisions, including definitions of “cause” and “good reason” can be found under “Potential Payments Upon Termination or Change in Control,” below. We believe that our executive officers’ severance packages are generally in line with severance packages offered to executive officers of the companies of similar size to us represented in the compensation data we reviewed.

Acceleration of vesting of equity-based awards. Provisions of our Stock Incentive Plan allow our Board of Directors to grant stock based awards to employees and executive officers that provide for the acceleration of the vesting in the event of a change of control (as defined by the Plan). Currently, all of the Company’s outstanding equity based awards include provisions that accelerate vesting of such awards in the event of a change of control. The Compensation Committee believes that these provisions are properly designed to promote stability during a change of control and enable our executive officers to focus on corporate objectives during a change of control, even if their employment may be subsequently terminated.

Tax and Accounting Implications

Deductibility of executive compensation. As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers. In this regard, for fiscal 2006, the amount of base salary in excess of $1,000,000 for any named executive officer was not deductible for federal income tax purposes.

Accounting for stock-based compensation. beginning on January 1, 2006, the Company began accounting for stock-based payments including its Stock Option Program, Long-Term Stock Grant Program, Restricted Stock Program and Stock Award Program in accordance with the requirements of FASB Statement 123(R). The Compensation Committee considers the accounting impact of equity based compensation when developing the Company’s compensation strategy.

COMPENSATION COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of Vical under the Securities Act or the Exchange Act, except to the extent Vical specifically incorporates this report by reference.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Robert H. Campbell

R. Gordon Douglas, M.D.

Gary A. Lyons

SUMMARY COMPENSATION TABLE

The Company has entered into compensation agreements with its executive officers. The terms of those agreements provide for benefits such as relocation reimbursement, severance payments and vesting acceleration of equity based awards in the event of a change of control. The terms of these benefits are further discussed under the heading “Compensation Components” included herein. The following table provides information regarding the compensation of each of our named executive officers for the fiscal year ended December 31, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	All Other Compensation ($)		Total ($)
Vijay B. Samant	2006	435,000	220,000	141,026	265,579	56,105	(4)	1,169,433
President and Chief Executive Officer

Jill M. Church	2006	260,000	70,000	22,525	100,408	6,382		472,665
Vice President, Chief Financial Officer and Secretary

Alain P. Rolland,	2006	283,000	50,000	22,189	60,126	6,382		466,172
Pharm.D., Ph.D. Senior Vice President, Product Development

David C. Kaslow, M.D.,	2006	233,179	—	—	—	3,936		237,115
Chief Scientific Officer(5)

(1)	Annual bonuses are granted at the Compensation Committee’s discretion, taking into account each named executive officers’ performance against their independent, department and corporate goals, as more fully described above.

(2)	The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” as interpreted by SEC Staff Accounting Bulletin No. 107, “FAS 123(R),” of RSUs granted pursuant to the Amended and Restated Stock Incentive Plan of Vical Incorporated described on page 25 thus may include amounts from RSUs granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in Note 1 of the Notes to Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission on February 22, 2007.

(3)	The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R) of stock option grants pursuant to the Amended and Restated Stock Incentive Plan of Vical Incorporated described on page 25 and thus may include amounts from stock options granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in Note 1 of the Notes to Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission on February 22, 2007.

(4)	Of the amount shown, $49,071 represents relocation expenses, consisting of $30,462 in rent and utility payments for an apartment for Mr. Samant and $17,543 for tax reimbursements.

(5)	Dr. Kaslow left the Company in July 2006.

GRANTS OF PLAN BASED AWARDS

The following table provides details regarding stock-based awards granted to each of our named executive officers for the fiscal year ended December 31, 2006.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#) (1) (2)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Vijay B. Samant	1/6/2006 1/6/2006	— 20,000	60,000 —	4.54 —	151,294 90,600

Jill M. Church	1/6/2006 1/6/2006	— 7,000	20,000 —	4.54 —	50,154 31,710

Alain P. Rolland, Pharm.D., Ph.D.	1/6/2006 1/6/2006	— 4,200	15,000 —	4.54 —	37,616 19,026

David C. Kaslow, M.D.	1/6/2006 1/6/2006	— 9,300	20,000 —	4.54 —	50,154 42,129

(1)	The amounts shown reflect the number of shares underlying the RSUs granted to each named executive officer. The par value of $0.01 per share of the underlying shares of an RSU grant is paid by the named executive office on the date of grant.

(2)	The right to exercise the above stock options and RSUs generally vests 25% on the first anniversary date of the grant, with the remaining rights vesting quarterly over the remaining three years.

We have no non-equity incentive plans and therefore no estimated future payouts.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides details regarding outstanding stock-based awards for each of our named executive officers for the fiscal year ended December 31, 2006.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Vijay B. Samant	300,000	—	16.63	11/27/2010	65,000	417,950
	125,000	—	9.40	2/4/2012	—	—
	140,625	9,375	3.11	1/27/2013	—	—
	68,750	31,250	6.35	2/9/2014	—	—
	32,813	42,187	5.08	2/21/2015	—	—
	—	60,000	4.54	1/5/2016	—	—
Jill M. Church	30,000	30,000	4.80	10/10/2014	13,750	88,413
	8,750	11,250	5.08	2/21/2015	—	—
	0	20,000	4.54	1/5/2016	—	—
Alain P. Rolland, Pharm.D., Ph.D.	60,000	—	6.48	7/31/2012	10,950	70,409
	18,750	1,250	3.11	1/27/2013	—	—
	10,313	4,687	6.35	2/9/2014	—	—
	6,563	8,437	5.08	2/21/2015	—	—
	—	15,000	4.54	1/5/2016	—	—

(1)	The right to exercise the above stock options vests 25% on the first anniversary of the date of the grant, with the remaining rights vesting quarterly over the remaining three years.

(2)	The market value of the RSUs is determined by multiplying the number of shares underlying the RSUs times the closing price for the Company’s Common Stock of $6.43 on December 29, 2006.

OPTION EXERCISES AND STOCK VESTED

The following table provides details regarding stock options exercised and RSUs vested for each of our named executive officers for the fiscal year ended December 31, 2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($) (1)
Vijay B. Samant	—	—	41,250	(2)	200,188
Jill M. Church	—	—	5,250	(3)	26,138
Alain P. Rolland, Pharm.D., Ph.D.	—	—	6,187	(4)	30,026
David C. Kaslow, Ph.D. (5)	77,051	165,726	9,688		44,518

(1)	Represents the number of shares vested times the market value of the underlying shares on the vesting date less the purchase price of $.01 per share.

(2)	Mr. Samant has elected to defer receipt of these shares until the earlier of a change in control as defined in the Stock Option Plan or 90 days following the termination of his employment.

(3)	Ms. Church has elected to defer receipt of 2,250 of these shares until February 23, 2014.

(4)	Mr. Rolland has elected to defer receipt of 2,250 of these shares until February 22, 2007.

(5)	Dr. Kaslow exercised his vested stock options within 90 days of his July 31, 2006, termination.

NONQUALIFIED DEFERRED COMPENSATION TABLE

We grant RSU’s to our executive officers and other employees. The RSUs granted in and after 2005 typically vest 25% on the first anniversary date of the grant, with the remaining rights vesting quarterly over the remaining three years and, once vested, allow the participants to acquire shares of common stock at par value. At the time the RSU is granted the employee has the option to defer the release of the common stock underlying the RSU to a future date which is after its vest date. The election to defer the release of the common stock underlying the RSU also defers the required state and federal income tax withholding requirements until those shares are released. The election to defer the release of the common shares underlying the RSU is irrevocable. The deferral agreements allow the employee to receive the vested shares prior to the deferral date only in the event of a change in control or upon termination of employment. The following table provides details regarding the value of stock awards as of December 31, 2006, for which issuance of the shares underlying those awards has been deferred, the increase in value of deferred shares during the current year and the value of deferred shares which were released during the current year.

Name	Aggregate Earnings in Last FY ($)		Aggregate Withdrawals/ Contributions ($)		Aggregate Balance at Last FY ($) (1)
Vijay B. Samant	134,325	(2)	52,500	(3)	466,175
Jill M. Church	1,658	(4)	—		14,468
Alain P. Rolland, Pharm.D., Ph.D.	1,658	(4)	—		14,468
David C. Kaslow, M.D.	—		65,550	(3)	—

(1)	Amount represents the market value of vested but unreleased shares multiplied by the closing price for the Company’s Common Stock of $6.43 on December 31, 2006.

(2)	Of the amount shown, $69,688 represents the gain in value from January 1, 2006 to December 31, 2006, for shares vested prior to 2006 and deferred past 2006, and $64,637 represents the gain in share value from the share vesting date to December 31, 2006, for shares vested in 2006 and deferred past 2006.

(3)	Represents the full fair market value on the release date for shares which vested prior to 2006 and were released in 2006.

(4)	Represents the gain in share value from the share vesting date to December 31, 2006, for shares vested in 2006 and deferred past 2006.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

We have entered into employment agreements with our executive officers which include provisions that entitle those executives to receive severance payments in specified cases upon termination without cause, or resignation for good reason. Severance for executive officers, other than our Chief Executive Officer, includes the payment of six months of the executive’s current base salary. Termination for cause is defined as any one of the following: (i) failure to perform the executive’s duties, (ii) gross misconduct, (iii) fraud or (iv) a conviction of, or a plea of “guilty” or “no contest” to a felony. Resignation for good reason is defined as any one of the following: (i) a material reduction in authority or responsibility or (ii) a reduction in base salary of more than 25%. In the event that our executive officers qualify for severance payments, the payments will be made on a bi-monthly basis and will be reduced dollar for dollar by any other compensation earned by the executive officer during the severance period as an employee or independent contractor.

We have entered into an employment agreement with our Chief Executive Officer which provides for severance of 12 months of base salary plus an amount equal to any cash bonus paid in the prior year, if his employment is terminated without cause or if he resigns for good reason. Termination for cause is defined as any one of the following: (i) failure to perform the executive’s duties, (ii) gross misconduct, (iii) fraud or (iv) a conviction of, or a plea of “guilty” or “no contest” to a felony. Resignation for good reason is defined as any one of the following: (i) a material reduction in authority or responsibility, (ii) removal of the direct reporting relationship with the Board of Directors, (iii) any reduction in base compensation, or (iv) a material breach of his employment agreement. In the event that our Chief Executive Officer qualifies for severance payments, the payments will be made on a bi-monthly basis and will be reduced dollar for dollar by any other compensation earned by the executive officer, during the severance period, as an employee or consultant with a company which is primarily involved in research, development or commercialization of a method of delivery of naked DNA into humans or animals.

All of the Company’s outstanding equity based awards include provisions that accelerate vesting of such awards in the event of a change of control. A change of control is defined as the occurrence of either of the following events: (i) a change in the composition of the Board of Directors, as a result of which fewer than 50% of the incumbent directors are directors who either: (a) had been directors of the Company 24 months prior to such change; or (b) were elected, or nominated for election, to the Board of Directors with the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or (ii) any person by the acquisition or aggregation of securities of the Company representing 50% or more of the combined voting power of the Company’s securities eligible to vote for the election of directors.

The following table provides details of potential payments which could occur upon termination of the named executive officers or in the event of a change of control of the Company assuming a triggering event occurred on December 31, 2006.

Name	Cash Severance Payment ($)	Bonus Payment ($)	Acceleration of Equity Awards (unamortized expense) ($) (1)
Vijay B. Samant
• Involuntary termination without cause	435,000	150,000	—
• Voluntary resignation for good reason	435,000	150,000	—
• Involuntary termination for cause	—	—	—
• Voluntary resignation	—	—	—
• Change in control without termination	—	—	464,827

Jill M. Church
• Involuntary termination without cause	130,000	—	—
• Voluntary resignation for good reason	130,000	—	—
• Involuntary termination for cause	—	—	—
• Voluntary resignation	—	—	—
• Change in control without termination	—	—	137,211

Alain P. Rolland, Pharm.D., Ph.D.
• Involuntary termination without cause	141,500	—	—
• Voluntary resignation for good reason	141,500	—	—
• Involuntary termination for cause	—	—	—
• Voluntary resignation	—	—	—
• Change in control without termination	—	—	84,089

(1)	The amounts shown reflect the unamortized compensation expense related to options and awards outstanding at December 31, 2006, to be recognized for financial statement reporting purposes for periods beginning after December 31, 2006, in accordance with SFAS No. 123(R).

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. Management develops the Board compensation package by utilizing publicly available data from our peer group. The peer group, which is periodically reviewed and updated by the Compensation Committee, consists of representative companies against which the Compensation Committee believes Vical competes for directors. The individual companies included in our peer group include Arena Pharmaceuticals, Inc., AVANT Immunotherapeutics, Inc., Cell Genesys, Inc., Dendreon Corporation, GenVec, Inc, Geron Corporation, Introgen Therapeutics, Inc., Kosan Biosciences Incorporated, Maxygen, Inc., Novavax Inc. and Sangamo BioSciences, Inc. We believe that the practices of the peer group of companies provide us with appropriate compensation benchmarks, because these companies have similar organizational structures and tend to compete with us for directors. Management engaged Setren, Smallberg & Associates, a compensation consultant, to help us update and analyze the comparable director compensation data that we review. Their analysis includes the benchmarking of director fees and equity based awards, to the public compensation data available.

Director Fees

Each of our non-employee directors receives an annual fee of $20,000 for service on the Board of Directors. Each of our non-employee directors also receives $1,500 for attending each meeting of the Board of Directors. Non-employee directors are also reimbursed for their expenses for each meeting attended. All fees are paid on or about February 15th following the year during which services were rendered, excluding expenses which are reimbursed as incurred.

Director Options

Under the Stock Incentive Plan, each of our new non-employee directors, on the date of his or her election to the Board of Directors, receives an option to purchase 20,000 shares of our common stock at its fair market value on the date of grant. The shares subject to these options generally vest 25% on the first anniversary of the date of grant, with the remaining shares vesting quarterly over the next three years. Each non-employee director who has served on our Board of Directors for at least six months on the date of each regular Annual Meeting of Stockholders also receives an annual grant of an option to purchase 12,500 shares of our common stock which becomes exercisable in full on the date of the regular Annual Meeting of Stockholders following the date of grant. No more than an aggregate of 30% of the shares available under our Stock Incentive Plan are available for grant to non-employee directors. Our Board of Directors may provide discretionary grants under the Stock Incentive Plan to our non-employee directors. Under the Stock Incentive Plan, options to purchase a total of 432,500 shares of our common stock have been granted to our current non-employee directors, with 57,500 shares of this total amount granted during the fiscal year ended December 31, 2006. Under the Directors’ Stock Plan, options to purchase a total of 202,500 shares of our common stock have been granted to our current and former non-employee directors to date, 15,000 of which remained outstanding as of December 31, 2006. We do not intend to grant any further options under the Directors’ Stock Plan.

Fees and Options of the Chairman of the Board of Directors

Dr. Douglas receives an annual fee of $25,000 (in lieu of the $20,000 annual fee which he would otherwise receive as a non-employee director) for serving as Chairman of our Board of Directors. Additionally, he received an option to purchase 10,000 shares of our common stock under the Stock Incentive Plan upon becoming Chairman. The shares subject to this option vested 25% on the first anniversary of the date of grant, with the remaining shares vesting quarterly over the next three years. Our Chairman of the Board of Directors also receives an annual grant of an option to purchase 20,000 shares of our common stock under the Stock Incentive Plan (in lieu of the annual grant of an option to purchase 12,500 shares which he would otherwise receive as a non-employee director) which also becomes exercisable in full on the date of the regular Annual Meeting of Stockholders following the date of grant.

Committee Fees

The Chairman of the Audit Committee of the Board of Directors receives an annual Audit Committee Chairman fee of $10,000. Other Audit Committee members receive an annual Audit Committee Member fee of $5,000. The Chairman of the Compensation Committee and the Chairman of the Nominating/Governance Committee each receive an annual Committee Chairman fee of $5,000. Other members of the Compensation and Nominating/ Governance Committees receive an annual Committee Member fee of $2,500.

Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2006.

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($) (2)	Total ($)
R. Gordon Douglas, M.D.	41,000	54,120	95,120
Robert H. Campbell	33,500	43,901	77,401
Gary A. Lyons	36,000	33,825	69,825
Robert C. Merton, Ph.D.	38,500	35,191	73,691

(1)	Vijay B. Samant, the Company’s President and Chief Executive Officer, is not included in this table as he is an employee of the Company and thus receives no compensation for his service as a director.

(2)	The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS 123(R), of stock options granted pursuant to the Amended and Restated Stock Incentive Plan of Vical Incorporated described on page 25 and thus may include amounts from stock options granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in Note 1 of the Notes to Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission on February 22, 2007. As of December 31, 2006, each Director has the following number of options outstanding: R. Gordon Douglas, M.D.—190,000; Robert H. Campbell—57,500; Gary A. Lyons—130,000; and Robert C. Merton, Ph.D.—70,000.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2006, with respect to both of our equity compensation plans in effect on that date.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders (1)	3,427,288	$8.64	2,106,379

(1)	Includes the Stock Incentive Plan and the Directors’ Stock Plan. As of December 31, 2006, we did not have any equity compensation plans that were not approved by our stockholders.

SECURITY OWNERSHIP

Security Ownership of Directors and Executive Officers

The following table sets forth the beneficial ownership of the Company’s Common Stock as of March 1, 2007, for each director of the Company, each executive officer named in the Summary Compensation Table herein, and by all directors and executive officers of the Company as a group.

Name	Common Stock	Rights to acquire Shares Within 60 Days of March 1, 2007	Total Stock and Stock Based Holdings	Percent of Total (1)
Vijay B. Samant	39,027	703,751	742,778	1.86%
Jill M. Church	4,625	53,750	58,375	*
Alain P. Rolland, Pharm.D., Ph.D.	8,629	103,440	112,069	*
Robert H. Campbell	1,000	41,250	42,250	*
R. Gordon Douglas, M.D.	—	170,000	170,000	*
Gary A. Lyons	—	102,500	102,500	*
Robert C. Merton, Ph.D.	—	57,500	57,500	*

All directors and executive officers as a group (7 persons)	55,706	1,239,841	1,286,647	3.18%

*	Less than 1%

(1)	Percent of shares beneficially owned by any person is calculated by dividing the number of shares beneficially owned by that person as of March 1, 2007 (including any shares which that person has the right to acquire beneficial ownership of within 60 days), by the sum of the total number of shares outstanding as of March 1, 2007, and the number of shares which that person has the right to acquire beneficial ownership of within 60 days of March 1, 2007. Applicable percentages are based on 39,186,680 shares of our common stock outstanding as of March 1, 2007, adjusted as required.

Security Ownership of Certain Beneficial Owners

The following sets forth the beneficial ownership of the Company’s Common Stock as of March 1, 2007, for each stockholder who was a beneficial owner of more than five percent of the outstanding shares of the Company’s Common Stock on such date. The information below is based on filings by the beneficial owners with the Security and Exchange Commission pursuant to sections 13(d) and 13(g) under the Exchange Act. The Company is not aware of any other beneficial owner of more than five percent of the Company’s Common Stock.

Name and Address	Common Stock	Percent of Total (1)
Temasek Holdings (2) 60B Orchard Road #06-18 Tower 2 The Atrium@Orchard Singapore 238891	4,980,079	12.7%

Federated Investors Inc. (3) Federated Investors Tower Pittsburgh, PA 15222	2,726,000	7.0%

Capital Research and Management (4) 333 South Hope Street Los Angeles, CA 90071	2.250,279	5.7%

BlackRock, Inc. (5) 40 East 52nd Street New York, NY 10022	2,123,040	5.4%

(1)	Percent of shares beneficially owned by any stockholder is calculated by dividing the number of shares beneficially owned by the stockholder by the sum of the number of shares outstanding as of March 1, 2007. Applicable percentages are based on 39,186,680 shares of our common stock outstanding as of March 1, 2007.

(2)	Based on Schedule 13G filed by Temasek Holdings (Private) Limited (“Temasek”) on October 27, 2006. According to the Schedule 13G filing, Temasek had shared voting power with respect to 4,980,079 shares of our common stock as of December 31, 2006. The following entities exercise shared voting power with Temesek with respect to the 4,980,079 shares and may by deemed to be beneficially owners of those shares: Fullerton Management Pte Ltd, a company organized under the laws of the Republic of Singapore (“Fullerton”) which is a wholly-owned subsidiary of Temasek and Temasek Life Sciences Private Limited, a company organized under the laws of the Republic of Singapore (“Temasek Life Sciences”) which is a wholly-owned subsidiary of Fullerton. V-Sciences Investments Pte Ltd (“V-Sciences”), a company organized under the laws of the Republic of Singapore and a wholly-owned subsidiary of Temasek Life Sciences has sole voting power and directly owns the 4,980,079 shares.

(3)	Based on Amendment No. 2 to Schedule 13G filed by Federated Investors, Inc. (“Federated”) on February 13, 2007. According to the Schedule 13G filing, Federated had sole voting power with respect to 2,726,000 shares of our common stock as of December 31, 2006. All of Federated’s outstanding voting stock is held in the Voting Shares Irrevocable Trust (the “Trust”) for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the “Trustees”). Pursuant to Rule 13d-4 of the Securities Act of 1933, as amended (the “Securities Act”), Federated, the Trust and the Trustees disclaim beneficial ownership of all of these shares.

(4)	Based on Schedule 13G filed by Capital Research and Management Company (“Capital Research”) on February 12, 2007. According to the Schedule 13G filing, Capital Research had sole voting power with respect to 2,250,279 shares of our common stock as of December 31, 2006. Includes 2,250,279 shares deemed to be beneficially owned by SMALLCAP World Fund, Inc., an investment Company advised by Capital Research. Pursuant to Rule 13d-4 of the Securities Act of 1933, as amended (the “Securities Act”), Capital Research disclaims beneficial ownership of all of these shares.

(5)	Based on Schedule 13G filed by BlackRock, Inc. (“BlackRock”) on February 13, 2007. According to the Schedule 13G filing, BlackRock had shared voting power with respect to 2,123,040 shares of our common stock as of December 31, 2006. The Schedule 13G was filed by BlackRock as a parent holding company on behalf of a number of investment management subsidiaries consisting of the following which hold shares of our common stock: BlackRock Advisors LLC, BlackRock Investment Management LLC, BlackRock (Channel Islands) Ltd, and BlackRock Investment Management (LUX). Pursuant to Section 13d-4 of the Exchange Act, BlackRock and its subsidiaries disclaim beneficial ownership of all of these shares.

PROPOSAL 2

AMENDMENT OF THE STOCK INCENTIVE PLAN

Our Stock Incentive Plan was adopted by our Board of Directors on October 14, 1992, and was subsequently amended and restated on ten occasions. The most recent amendment and restatement of the plan approved by our stockholders was effective as of May 19, 2006. Stockholders are being asked to approve an amendment to the Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 1,000,000 shares. This proposed amendment of the Stock Incentive Plan will be effective as of May 23, 2007, if approved by our stockholders at the Annual Meeting. Our Stock Incentive Plan as proposed to be amended is attached as Appendix A to this proxy statement.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this amendment to the Stock Incentive Plan as described in this Proposal 2. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors Recommends a Vote FOR the Approval

of the Amendment to Our Stock Incentive Plan.

Summary of Amendment

Stockholders are being asked to approve an amendment to the Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 1,000,000 shares. The Board of Directors approved the proposed amendment on March 30, 2007.

Description of Stock Incentive Plan

The following description of the Stock Incentive Plan is a summary only. It is subject to, and qualified in its entirety by, the full text of the Stock Incentive Plan as proposed to be amended attached as Appendix A to this proxy statement.

Purpose

The purpose of the Stock Incentive Plan is to assist us in recruiting and retaining qualified employees, consultants, advisors and non-employee directors and to allow us to build a satisfying long-term relationship with these individuals through recognition of their contributions to our affiliates and to us. The plan provides for the grant of nonstatutory stock options (“NSOs”); options intended to qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and rights to purchase shares of our common stock, including RSU awards.

Administration

The Stock Incentive Plan is administered by our Compensation Committee, consisting exclusively of non-employee directors of the Company who are appointed by our Board of Directors. Our Board of Directors may act on its own behalf with respect to grants under the plan. The Compensation Committee may appoint one or more sub-committees consisting of one or more of our officers who do not need to be directors, to administer the plan with respect to our employees who are not “covered employees” under Section 162(m)(3) of the Code and who are not required to report pursuant to Section 16(a) of the Exchange Act. On February 5, 2002, our Board of Directors created the President’s Stock Option Committee to administer the plan with respect to these employees. Mr. Samant is currently the sole member of the President’s Stock Option Committee. The President’s Stock Option Committee periodically acted by written consent during the fiscal year ended December 31, 2006.

Subject to the limitations set forth in the Stock Incentive Plan, our Compensation Committee selects who will receive awards under the plan, and determines the amount, vesting requirements and other conditions of each award. In addition, the Compensation Committee establishes the guidelines and forms for implementing the plan and is responsible for interpreting and making all decisions regarding the operation of the plan. The Compensation Committee’s decisions are final and binding upon all participants in the plan.

Eligibility and Shares Subject to the Stock Incentive Plan

Under the Stock Incentive Plan, 6,700,000 shares of our common stock have been reserved for issuance (not including 1,000,000 shares which are subject to stockholder approval at the Annual Meeting) either by direct sale or upon exercise of options granted to our employees (including our officers and directors who are also employees), non-employee directors, and consultants and advisors who provide services to us as independent contractors. ISOs may be granted only to our employees who are paid from our payroll. NSOs and RSUs may be granted to our employees, consultants and advisors and non-employee directors.

The Stock Incentive Plan provides that grants made to any employee in a single calendar year may not cover more than 300,000 shares of common stock. In addition, of the shares available under the Stock Incentive Plan, no more than 30% in the aggregate are available for grant to non-employee directors, subject to certain adjustments. If any rights to acquire shares under the Stock Incentive Plan expire or are canceled without having been exercised in full, the shares allocable to the unexercised portion of such rights shall again become available for grant under the Stock Incentive Plan. If shares issued under the Stock Incentive Plan are forfeited, they also become available for new grants.

As of March 1, 2007, we had 151 employees and 4 non-employee directors eligible to participate in the Stock Incentive Plan.

As of March 1, 2007, options to purchase an aggregate of 3,639,389 shares of our common stock at a weighted average exercise price of $8.40 per share were outstanding under the Stock Incentive Plan. To date, all stock options have been granted with exercise prices equal to the fair market value of our common stock on the date of grant. As of March 1, 2007, RSUs covering 240,756 shares of our common stock were outstanding under the Stock Incentive Plan. As of March 1, 2007, a total of 1,615,501 shares of our common stock were available for future options, RSU or other awards under the Stock Incentive Plan (not including 1,000,000 shares which are subject to stockholder approval at the Annual Meeting). On March 1, 2007, the closing price for our common stock on the Nasdaq Stock Market was $4.95 per share.

The allocation of the additional 1,000,000 shares of stock which the stockholders are being asked to approve has not been determined. Pursuant to the terms of the Stock Incentive Plan, the Compensation Committee and/or committees appointed by the Board of Directors, including the President’s Stock Option Committee, will determine the number of options and RSUs (and any other awards) to be allocated to our employees and non-employee directors under the Stock Incentive Plan in the future, and such allocations may only be made in accordance with the provisions of the Stock Incentive Plan as described herein.

Terms of Options

The Compensation Committee will determine the date or dates on which stock options granted pursuant to the Stock Incentive Plan will vest. The Committee will also determine the terms for each option granted under the plan. The maximum term of each option granted under the Stock Incentive Plan is ten years (five years in the case of an ISO granted to any key employee of ours who, together with certain family members, owns more than 10% of our outstanding voting stock (a “10% stockholder”)).

The exercise price of ISOs and NSOs granted under the plan may not be less than 100% of the fair market value of our common stock on the date of the grant (110% in the case of an ISO granted to a 10% stockholder).

Under the Stock Incentive Plan, the exercise price is payable in cash or, if permitted by an optionee’s option agreement, in our common stock or with a full recourse promissory note under certain conditions.

Neither the Compensation Committee nor the Board of Directors has the authority to take any of the below actions with respect to the Stock Incentive Plan:

•	Amend the exercise price of outstanding grants;

•	Issue new grants in exchange for the cancellation of outstanding grants; or

•	Buyout outstanding underwater grants for cash.

Terms of Shares Offered for Sale

The terms of any sale of shares of our common stock in connection with a restricted stock award or unit under the Stock Incentive Plan will be set forth in an award agreement to be entered into between us and each purchaser or RSU holder. The terms of the award agreements entered into under the Stock Incentive Plan need not be identical, and the Compensation Committee determines all terms and conditions of each of these agreements, consistent with the Stock Incentive Plan. The purchase price for shares sold under the Stock Incentive Plan may not be less than the par value of the shares.

Any shares sold or RSUs granted under the Stock Incentive Plan may be subject to vesting upon conditions specified in the award agreement. Vesting conditions are determined by the Compensation Committee and may be based on the recipient’s service, individual performance, our performance or such other criteria as the Compensation Committee may adopt. Shares sold pursuant to an RSU award may be subject to a right of repurchase by us at their original purchase price in the event that any applicable vesting conditions are not satisfied and will be subject to restrictions on resale or transfer until they have vested. RSUs may not be transferred or sold. Any right to acquire shares under the Stock Incentive Plan (other than an option or RSU) will automatically expire if not exercised within 30 days after the grant of such right was communicated by the Compensation Committee to the recipient. A holder of shares sold under the Stock Incentive Plan has the same voting, dividend and other rights as our other stockholders. Shares underlying RSUs may not be acquired until the RSUs vest. The holders of RSUs are not entitled to vote or receive dividends on any of the shares underlying the RSUs until the RSUs vest and the shares are acquired. In certain circumstances the award agreement governing RSUs permits the holder to defer receipt of the vested shares beyond the vesting date, subject to certain conditions.

Duration, Amendment and Termination

Our Board of Directors may amend, suspend or terminate the Stock Incentive Plan at any time, except that any such amendment, suspension or termination shall not affect any award previously granted. Any amendment of the Stock Incentive Plan is subject to approval of our stockholders only to the extent required by applicable law. If the proposal to amend the Stock Incentive Plan is approved at the Annual Meeting, the plan will terminate on May 23, 2017 (unless sooner terminated by our Board of Directors), and no further options may be granted or stock sold pursuant to the plan following that date. If the proposal to amend the Stock Incentive Plan is not approved at the Annual Meeting, the plan will terminate on May 19, 2016.

Effect of Certain Corporate Events

Outstanding awards under the Stock Incentive Plan provide for the automatic vesting of employee stock options and RSUs. Future employee stock option agreements and other award agreements entered into pursuant to the Stock Incentive Plan will contain similar provisions, unless otherwise determined by the Compensation Committee.

For purposes of the Stock Incentive Plan, the term “Change in Control” means either of the following events: (1) a change in the composition of our Board of Directors after which fewer than one-half of the incumbent directors either had been directors of the Company 24 months prior to the change or were elected or nominated for election to our Board of Directors with the approval of a majority of the directors who had been directors of the Company 24 months prior to the change and who were still in office at the time of the election or nomination; or (2) any person becomes, by acquisition or aggregation of securities, the beneficial owner of securities representing 50% or more of the combined voting power of our outstanding securities at that time. A change in the relative beneficial ownership under clause (2) above by reason of a reduction in the number of our outstanding securities will be disregarded.

In the event of a subdivision of our outstanding common stock, a combination or consolidation of our outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in common stock or in a form other than common stock in an amount that has a material effect on the price of our shares, a recapitalization, spinoff, reclassification, or a similar occurrence, the Compensation Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the Stock Incentive Plan, as appropriate.

In the event we merge or otherwise reorganize, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by us (if we are the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share of our common stock under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised or settled, in all cases without the optionee’s consent.

Federal Income Tax Consequences of Awards Under the Stock Incentive Plan

Neither we nor the optionee will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and we will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the “spread” between the exercise price and the fair market value of our common stock on the date of exercise; we generally will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of common stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Stock Incentive Plan depends on how long the shares have been held and whether such shares were acquired by exercising an ISO or by exercising an NSO. We will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

If a plan participant is awarded or allowed to purchase fully-vested shares under the Stock Incentive Plan, the amount by which the fair market value of the shares on the date of award or purchase exceeds the amount (if any) paid for the shares will be taxed to the participant as ordinary income. We will be entitled to a deduction in the same amount provided it includes the compensation element of the sale or award in income on the Form W-2 or Form 1099 issued to the participant. The participant’s tax basis in the shares acquired is equal to the shares’ fair market value on the date of acquisition. Upon a subsequent sale of any shares, the participant will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than one year before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

If a participant in the Stock Incentive Plan is awarded or purchases shares that are subject to a vesting schedule, the participant is deemed to receive an amount of ordinary income equal to the excess of the fair market value of the shares at the time they vest over the amount (if any) paid for such shares by the participant. We are entitled to a deduction equal to the amount of the income recognized by the participant, subject to the tax reporting requirements.

Section 83(b) of the Code permits a participant in the Stock Incentive Plan to elect, within 30 days after the transfer of any shares subject to a vesting schedule to him or her, to be taxed at ordinary income rates on the excess of the fair market value of the shares at the time of the transfer over the amount (if any) paid by the participant for such shares. Withholding taxes apply at that time. If the participant makes a Section 83(b) election, any later appreciation in the value of the shares is not taxed as ordinary income, but instead is taxed as capital gain when the shares are sold or transferred.

Awards Under the Stock Incentive Plan

Awards under the Stock Incentive Plan will be made at the discretion of the Compensation Committee. The Compensation Committee has not made any decisions on the amount and type of Awards that are to be made to our key service providers in future years under the Stock Incentive Plan. The following table sets forth information concerning equity-based compensation for the fiscal year ending December 31, 2006 under the Stock Incentive Plan to our named executive officers, executive officers as a group, non-employee directors as a group, and non-executive employees as a group. This information may not be indicative of awards that will be made under the Stock Incentive Plan in future years.

Name and Position	Dollar Value ($) (1)	Number of Units
Vijay B. Samant President and Chief Executive Officer	514,400	80,000

Jill M. Church Vice President, Chief Financial Officer and Secretary	173,610	27,000

Alain P. Rolland, Pharm.D., Ph.D. Senior Vice President, Product Development	123,456	19,200
Executive Group	811,466	126,200
Non-Executive Director Group	369,725	57,500
Non-Executive Officer Employee Group	2,437,677	379,110

(1)	Amount represents the closing price of our common stock of $6.43 on December 31, 2006, multiplied by the number of shares subject to awards.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors is seeking stockholder ratification of its selection of Ernst & Young LLP (“Ernst & Young”) to serve as our independent auditors for the fiscal year ending December 31, 2007. Ernst & Young has been engaged as our independent auditors since June 2, 2006. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young as our independent auditors is not required under the laws of the State of Delaware, by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required to ratify the selection of Ernst & Young. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors Recommends a Vote FOR the Ratification of Ernst & Young LLP

as our Independent Auditors for the Fiscal Year Ending December 31, 2007.

Change in Accounting Firm

On June 2, 2006, we made the decision to dismiss Deloitte & Touche LLP (“Deloitte”) as our independent auditors upon the completion of Deloitte’s review of our financial statements for the three months ended March 31, 2006. On the same date, we engaged Ernst & Young to serve as our independent auditors for fiscal periods subsequent to March 31, 2006. The decision to dismiss Deloitte and engage Ernst & Young was recommended by our Audit Committee.

The audit reports of Deloitte on our financial statements as of and for the years ended December 31, 2005 and 2004, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years ended December 31, 2005 and the subsequent interim period to June 2, 2006, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the fiscal years ended December 31, 2005 and 2004, and the interim period between December 31, 2005 and June 2, 2006, neither we nor anyone acting on our behalf consulted with Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any matters or reportable events listed in Item 304(a)(2)(ii) of Regulation S-K.

Fees of Principal Accounting Firm

The following table sets forth certain fees paid to (i) Ernst & Young and (ii) Deloitte, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) for the fiscal years ended December 31, 2006 and 2005:

	Ernst & Young		Deloitte Entities
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/06	Year Ended 12/31/05
Audit Fees (1)	$508,705	—	$66,027	$739,184
Audit-Related Fees (2)	—	—	—	—
Tax Fees (3)	—	—	2,250	11,000
All Other Fees (4)	1,500	—	—	3,000

(1)	Represents aggregate fees for professional services rendered for the integrated audit of the Company’s annual consolidated financial statements and review of financial statements included in the Company’s Form 10-Q filings, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Represents the aggregate fees billed for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements that are not included under “Audit Fees” above.

(3)	Tax fees are for services related to the preparation of our tax returns and other filings we made with the Internal Revenue Service and tax advice regarding the application of various provisions of the Code.

(4)	Includes fees for a subscription to an online accounting research library.

All fees described above were approved by the Audit Committee of our Board of Directors.

Pre-Approval Policies and Procedures

The Audit Committee of our Board of Directors has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditors. The policy generally pre-approves specified services in the defined categories of audit services, tax services and other permissible non-audit services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on an individual case-by-case basis before the independent auditors are engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee of our Board of Directors has determined that the rendering of the services other than audit services described above by Ernst & Young is compatible with maintaining the independence of Ernst & Young.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of Vical under the Securities Act or the Exchange Act, except to the extent Vical specifically incorporates this report by reference.

Audit Committee Report

The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Robert C. Merton, Ph.D., Chairman of the Audit Committee, R. Gordon Douglas, M.D. and Gary A. Lyons. All of the members of the Audit Committee are “independent directors” as defined in Nasdaq Rule 4200(a)(15). In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of Vical’s accounting, auditing and financial reporting practices.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Ernst & Young a formal written statement describing all relationships between Vical and its independent auditors that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with Ernst & Young any relationships that may impact their objectivity and independence and satisfied itself as to Ernst & Young’s independence.

The Audit Committee discussed and reviewed with Ernst & Young all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” In addition, with and without management present, the Audit Committee discussed and reviewed the results of Ernst & Young’s examination of Vical’s financial statements.

Based upon the Audit Committee’s discussion with management and Ernst & Young and the Audit Committee’s review of the representation of Vical’s management and the independent auditors’ report to the Audit Committee, the Audit Committee recommended to the Board of Directors that Vical include the audited financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.

The Audit Committee Charter provides that one duty of the Audit Committee is to determine whether to retain or to terminate Vical’s existing auditors or to appoint and engage new auditors for the ensuing year. In performing that duty, the Audit Committee evaluated the performance of Ernst & Young in performing the examination of Vical’s financial statements for the fiscal year ended December 31, 2006, and engaged Ernst & Young as Vical’s independent auditors for the fiscal year ending December 31, 2007. The Audit Committee is seeking stockholder ratification of the selection of Ernst & Young to serve as Vical’s independent auditors for the fiscal year ending December 31, 2007.

Audit Committee

Robert C. Merton, Ph.D.

R. Gordon Douglas, M.D.

Gary A. Lyons

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and any persons beneficially holding more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC. Our executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Specific due dates for these reports have been established and we are required to identify in this proxy statement those persons who failed to timely file these reports. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all of our directors, officers and greater than 10% stockholders complied with the Section 16(a) filing requirements.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Vical stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Vical Incorporated, Investor Relations, 10390 Pacific Center Court, San Diego, California 92121-4340 or contact Jill M. Church at (858) 646-1100. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

OTHER MATTERS

We know of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

By Order of the Board of Directors

Jill M. Church

Vice President, Chief Financial Officer and Secretary

San Diego, California

April 20, 2007

APPENDIX A

AMENDED AND RESTATED STOCK INCENTIVE PLAN

OF VICAL INCORPORATED

SECTION 1.    ESTABLISHMENT AND PURPOSE.

The Plan was adopted on October 14, 1992. The Plan was amended and restated effective as of January 7, 1993, was amended and restated effective as of December 4, 1996, was amended and restated effective March 11, 1998, was amended and restated effective March 2, 1999, was amended and restated effective May 30, 2001, was amended and restated effective June 14, 2002, was amended and restated effective May 21, 2003, was amended and restated effective May 10, 2004, was amended and restated effective March 30, 2006, was amended and restated effective May 19, 2006 and was amended and restated effective May 23, 2007.

The purpose of the Plan is to offer Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include NSOs as well as ISOs intended to qualify under Section 422 of the Code.

The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.    DEFINITIONS.

(a)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(b)    “Change in Control” shall mean the occurrence of either of the following events:

(i)    A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)    Had been directors of the Company 24 months prior to such change; or

(B)    Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or (ii) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company.

(c)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)    “Committee” shall mean a committee of the Board of Directors, as described in Section 3(a).

(e)    “Common-Law Employee” means an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or a Subsidiary, as applicable) has not treated an individual as a

Common-Law Employee and, for that reason, has not withheld employment taxes with respect to him or her, then that individual shall not be an Employee for that period, even if any person, court of law or government agency determines, retroactively, that individual is or was a Common-Law Employee during all or any portion of that period.

(f)    “Company” shall mean Vical Incorporated, a Delaware corporation.

(g)    “Employee” shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary or (ii) an Outside Director and (iii) a consultant or adviser who provides services to the Company or a Subsidiary as an independent contractor. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan except as provided in Section 4(b).

(h)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an option, as specified by the Committee in the applicable Stock Option Agreement.

(j)    “Fair Market Value” shall mean the market price of Stock, determined by the Committee as follows:

(i)    If Stock was traded over-the-counter on the date in question then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted;

(ii)    If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

(iii)    If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

(k)    “Incentive Stock Option” or “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(l)    “Nonstatutory Option” or “NSO” shall mean an employee stock option not described in Sections 422(b) or 423(b) of the Code.

(m)    “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(n)    “Option” shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

(o)    “Optionee” shall mean an individual who holds an Option.

(p)    “Outside Director” shall mean a member of the Board of Directors who is not a Common-Law Employee of the Company or of a Subsidiary.

(q)    “Plan” shall mean this Stock Incentive Plan of Vical Incorporated, formerly the 1992 Stock Plan of Vical Incorporated.

(r)    “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(s)    “Service” shall mean service as an Employee.

(t)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(u)    “Stock” shall mean the Common Stock ($.01 par value) of the Company.

(v)    “Stock Option Agreement” shall mean the agreement between the Company and an Optionee, which contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(w)    “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan, which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(x)    “Subsidiary” shall mean any corporation if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(y)    “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

(z)    “W-2 Payroll” shall mean whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of a Form W-2 to the individual. “W-2 Payroll” does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a “W-2 Payroll” shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3.    ADMINISTRATION.

(a)    Committee Composition. The Plan shall be administered by the Committee. Except as provided below, the Committee shall consist exclusively of directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

(i)    Such requirements, if any, as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(ii)    Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

The Board may act on its own behalf with respect to Outside Directors and may also appoint one or more separate committees composed of one or more officers of the Company, who need not be directors of the Company and who need not satisfy the foregoing requirements, who may administer the Plan with respect to Employees who are not “covered employees” under Section 162(m)(3) of the Code and who are not required to report pursuant to Section 16(a) of the Exchange Act.

(b)    Committee Responsibilities. The Committee shall (i) select the Employees who are to receive Options and other rights to acquire shares under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Options or other rights, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

SECTION 4.    ELIGIBILITY.

(a)    General Rules. Only Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Optionees or Offerees by the Committee.

(b)    Incentive Stock Options. Only Employees who are Common-Law Employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

SECTION 5.    STOCK SUBJECT TO PLAN.

(a)    Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which maybe issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 7,700,000 Shares (subject to adjustment pursuant to Section 9). Of the Shares available hereunder, no more than 30% in the aggregate shall be available with respect to Outside Directors, subject to adjustment pursuant to Section 9. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Notwithstanding any other provision of the Plan, no Employee shall receive a grant of more than 300,000 Shares in any calendar year.

(b)    Additional Shares. In the event that any outstanding option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, provided, however, that no such reacquired Shares may be used for the grant of an ISO.

SECTION 6.    TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)    Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b)    Duration of Offers and Non-Transferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

(c)    Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

(d)    Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(e)    Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(f)    Effect of Change in Control. The Committee may set forth in an Offeree’s Stock Purchase Agreement, or in any subsequent written agreement between the Company and the Offeree, terms upon which the Shares shall become fully vested on an accelerated basis in the event that a Change in Control occurs with respect to the Company; provided, however, that in the absence of any such terms, no such acceleration shall occur with respect to the Shares.

SECTION 7.    TERMS AND CONDITIONS OF OPTIONS.

(a)    Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

(c)    Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Share on the date of grant (except as a higher percentage may be required by Section 4(b)). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

(d)    Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

(e)    Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability, retirement or other events.

(f)    Effect of Change in Control. The Committee may set forth in an Optionee’s Stock Option Agreement, or in any subsequent written agreement between the Company and the Optionee, terms upon which the Option grant shall become exercisable on an accelerated basis n the event that a Change in Control occurs with respect to the Company provided, however, that in the absence of any such terms, no such acceleration shall occur with respect to the Option.

(g)    Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

(h)    Non-Transferability. An option granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. However, this Section 7 shall not preclude an Optionee from designating a beneficiary who will receive any outstanding Options in the event of the Optionee’s death, nor shall it preclude a transfer of Options by will or by the laws of descent and distribution.

(i)    Termination of Service (except by death). If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Option(s) shall, except to the extent determined by the Committee, expire on the earliest of the following occasions:

(i)    The expiration date determined pursuant to Subsection (g) above;

(ii)    The date 90 days (or such longer or shorter period as provided in Optionee’s Stock Option Agreement) after the termination of the Optionee’s Service for any reason other than Total and Permanent Disability; or

(iii)    The date six months after the termination of the Optionee’s Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of the Optionee’s Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee’s Service terminated. The balance of such Option(s) shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee’s Service terminated.

(j)    Leaves of Absence. For purposes of Subsection (i) above, Service shall, except to the extent determined by the Committee, be deemed to continue while the Optionee is on military leave, sick-leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

(k)    Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Option(s) shall, except to the extent determined by the Committee, expire on the earlier of the following dates:

(i)    The expiration date determined pursuant to Subsection (g) above; or

(ii)    The date six months (or such longer or shorter period as provided in Optionee’s Stock Option Agreement) after the Optionee’s death.

All or part of the Optionee’s Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee’s death. The balance of such Option(s) shall lapse when the Optionee dies.

(l)    No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person is entitled, pursuant to the terms of such Option, to receive such Shares. No adjustments shall be made, except as provided in Section 9.

(m)    Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options; provided that the Committee may not (i) amend the Exercise Price of outstanding Options granted by the Company, (ii) accept the cancellation of outstanding Options granted by the Company in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or (iii) accept in return for cash payments the cancellation of outstanding Options granted by the Company having an Exercise Price greater than the then existing Fair Market Value. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

(n)    Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 8. PAYMENT FOR SHARES.

(a)    General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c), (d) and (e) below.

(b)    Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee’s representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c)    Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are pledged as security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(d)    Exercise/Sale. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(e)    Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 9.    ADJUSTMENT OF SHARES.

(a)    General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spinoff, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5a, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

(b)    Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume the outstanding Options, the agreement of merger or consolidation may provide for payment of a cash settlement for exercisable options equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price and for the cancellation of Options not exercised or settled, in either case without the Optionees’ consent.

(c)    Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.    SECURITIES LAWS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchanges on which the Company’s securities may then be listed.

SECTION 11.    NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason.

SECTION 12.    DURATION AND AMENDMENTS.

(a)    Term of the Plan. The Plan, as set forth herein, shall become effective as of the date indicated herein. The Plan shall terminate automatically 10 years after its amendment and restatement by the Board of Directors to read as set forth herein and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)    Right to amend or Terminate the Plan. The Board of Directors may at any time and for any reason, amend, suspend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations and rules, including the rules of any applicable exchange.

(c)    Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon (i) the exercise of an Option granted prior to such termination or (ii) the issuance of Shares pursuant to a Stock Purchase Agreement executed prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.    EXECUTION.

To record the amendment and restatement of the Plan by the Board of Directors, effective May 23, 2007, the Company has caused its authorized officer to execute the same.

VICAL INCORPORATED

By:
Vijay B. Samant

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSALS 2 AND 3.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1. ELECTION OF DIRECTORS:

☐ FOR the individuals nominated for Class III director listed below (except as marked to the contrary below)	2. TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN:	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐       WITHHOLD AUTHORITY to vote for the nominee(s) for Class III director listed below

01    Robert H. Campbell

02    Gary A. Lyons

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

	3. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2007:	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

VICAL INCORPORATED BOARD OF DIRECTORS PROXY Annual Meeting of Stockholders May 23, 2007 Dated this day of , 2007
(Signature of Stockholder)

(Signature of Stockholder)

Please sign exactly as your name or names appear hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

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You can view the Annual Report and Proxy Statement

on the Internet at www.vical.com

VICAL INCORPORATED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR ANNUAL MEETING ON MAY 23, 2007

The undersigned stockholder of Vical Incorporated, or the “Company,” acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated April 20, 2007, and the undersigned revokes all prior proxies and appoints Vijay B. Samant and Jill M. Church, and each of them, as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at Country Inn and Suites, 5975 Lusk Blvd., San Diego, CA 92121, at 9:00 a.m. Pacific Time on May 23, 2007, or at any adjournment, continuation or postponement thereof, and instructs said proxies to vote as follows:

(Continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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